Exhibit 10.11

AMENDMENT NO. 2
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 2 (this “Amendment”), dated as of June 30, 2008, by and among K-SEA OPERATING PARTNERSHIP L.P. (“Borrower”), the several financial institutions party hereto (the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral trustee for the Lenders, LASALLE BANK, NATIONAL ASSOCIATION and CITIBANK, N.A., as Co-Syndication Agents, and CITIZENS BANK OF PENNSYLVANIA and HSBC BANK USA, NATIONAL ASSOCIATION, as Co-Documentation Agents.

RECITALS

A.            Borrower, the Lenders, the Co-Syndication Agents, the Co-Documentation Agents and the Administrative Agent are parties to an Amended and Restated Loan and Security Agreement, dated as of August 14, 2007 (as heretofore amended and supplemented, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Unless otherwise defined herein, all capitalized terms used herein or in the Acknowledgement and Consent annexed hereto shall have the meanings ascribed to them in the Loan Agreement.

B.            Borrower has requested that the Administrative Agent and the Lenders amend the Loan Agreement in certain respects.

C.            The Administrative Agent has advised Borrower that the Lenders party hereto are willing to agree to its requests to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.             AMENDMENTS TO LOAN AGREEMENT.

(a)           Additional Definitions. Section 1.01 of the Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of June 30, 2008, among Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 2 Effective Date” means as of June 30, 2008.

(b)           Amendments to Definitions.

(i)            Change in Control. Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Change in Control” in its entirety and substituting the following therefor:

“Change in Control” means the occurrence of any of the following events: (a) Continuing Directors cease for any reason to constitute, collectively, a majority of the members of the board of directors of K-Sea General Partner GP LLC; (b) any person or group of persons (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), other than (i) Jefferies Capital Partners or its Affiliates and (ii) K-Sea GP Holdings LP, from and after the date of its initial public offering, becomes the beneficial owner of 50% or more of the equity securities of K-Sea General Partner GP LLC; (c) from and after the date of the initial public offering of K-Sea GP Holdings LP, any person or group of persons (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) other than Jefferies Capital Partners and its Affiliates becomes the beneficial owner of 66-2/3% or more of the equity securities of K-Sea GP Holdings LP; (d) any person or group of persons (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) other than any director or officer of K-Sea GP LLC or its Affiliates becomes the beneficial owner of 50% or more of the equity securities of K-Sea GP LLC; (e) the adoption of a plan relating to the liquidation or dissolution of any of (i) the Borrower, (ii) K-Sea or (iii) K-Sea General Partner GP LLC, unless, in the case of K-Sea General Partner GP LLC, K-Sea General Partner GP LLC is replaced by a person reasonably acceptable to the Lenders; or (f) K-Sea shall cease to own, directly or indirectly, all of the equity interests of the Borrower. For purposes of this definition, “Continuing Directors” means any member of the board of directors of K-Sea General Partner GP LLC who (i) is a member of such board of directors as of the Amendment No. 2 Effective Date or (ii) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board at the time of such nomination or election.

(ii)           Maintenance CAPEX. Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Maintenance CAPEX” in its entirety and substituting the following therefor:

“Maintenance CAPEX” means all Capital Expenditures made for the purpose of maintaining the operating capacity of all vessels owned by K-Sea and its consolidated Affiliates during the twelve (12) calendar months immediately preceding any date of determination thereof.

(c)             No Disposition of Assets. Section 7.07 to the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

Section 7.07          No Disposition of Assets.

Without the prior written consent of Lenders (which shall not be unreasonably withheld), Borrower shall not, and shall not permit any Subsidiary Guarantor to, directly or indirectly sell, lease (other than a charter of a Pool Vessel permitted under the Mortgage), transfer, assign, abandon, exchange or otherwise relinquish possession or dispose of any part of the Collateral or any material portion of its other assets (including, without limitation, any of the Capital Stock of any of the Subsidiary Guarantors, but excluding (i) Collateral or other assets that are obsolete or worn out, or

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equipment disposed of, if worn out, and replaced with equipment of the same or better quality and value, in the ordinary course of business, (ii) sales, leases, transfers, assignments, abandonments, exchanges, relinquishments of possession or dispossessions of Collateral or other assets having an aggregate value not to exceed $1,000,000 during the term hereof), (iii) the Phase Two Transactions and (iv) after the consummation of the Phase Two Transactions, in connection with the dissolution by Borrower of Diving, Interisland, Tow Boat and Marine Logistics, Inc. (as each such Subsidiary shall have been converted to a limited liability company)).

(d)             Capital Expenditures. Section 7.17 to the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

Section 7.17          Capital Expenditures.

Borrower shall not make or become obligated to make, and shall not permit any of its Subsidiaries to make or become obligated to make, Capital Expenditures in respect of (i) the fiscal year ending June 30, 2008 in excess of $130,000,000 in the aggregate and (ii) the fiscal year ending June 30, 2009 and any subsequent fiscal year in excess of $100,000,000.

(e)             General. All references to “this Agreement” in the Loan Agreement and to “the Loan Agreement” in the other Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.

2.             CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon the satisfaction of each of the following conditions:

(a)             The Administrative Agent (or its counsel) shall have received from Borrower, each Guarantor and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)             The Lenders shall be reasonably satisfied that no material adverse change in the business, assets, operations, properties, condition (financial or otherwise), liabilities (including contingent liabilities) or material agreements of K-Sea and its consolidated Affiliates taken as a whole and its Subsidiaries has occurred since June 30, 2007.

(c)             There shall be no injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Authority in any respect affecting the transactions provided for in this Amendment and no action or proceeding by or before any Governmental Authority shall have been commenced and be pending or, to the knowledge of Borrower, threatened, seeking to prevent or delay the transactions contemplated by this Amendment or challenging any other terms and provisions hereof or thereof or seeking any damages in connection herewith or therewith.

(d)             The representations and warranties contained in the Loan Agreement shall be true and correct in all material respects, except to the extent such representations and warranties relate to an earlier date and, after giving effect to the amendments set forth in Section 1 hereof, no Default or Event of Default shall exist.

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(e)           All legal matters with respect to and all legal documents (including, but not limited to, the Loan Documents) executed in connection with the transactions contemplated by this Amendment shall be satisfactory to counsel for the Administrative Agent.

(f)            Borrower shall have paid the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders in connection with this Amendment.

The Administrative Agent shall notify Borrower and the Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.

3.             REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)           The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date.

(b)           No Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist after giving effect to this Amendment.

(c)           (i) The execution, delivery and performance by Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of Borrower, (ii) this Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by Borrower hereof: (A) contravenes the terms of Borrower’s organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which Borrower is a party or any order, injunction, writ or decree to which Borrower or its property is subject, or (C) violates any requirement of law.

4.           EFFECT; NO WAIVER.

(a)           Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder and (ii) agrees and admits that it has no existing defenses to or offsets against any such obligation. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Administrative Agent or the Lenders under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein.

(b)           Borrower hereby (i) reaffirms all of its agreements and obligations under the Loan Documents, (ii) reaffirms that all Obligations of Borrower under or in connection with the Loan Agreement as amended hereby are “Obligations” as that term is defined in the Loan Documents and (iii) reaffirms that all such Obligations continue to be

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secured by the Loan Documents, which remain in full force and effect and are hereby ratified and confirmed.

5.             MISCELLANEOUS.

(a)           Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

(b)           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

(c)           This Amendment shall be binding upon Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(d)           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

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AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

K-SEA OPERATING PARTNERSHIP L.P., as Borrower

By: K-Sea OLP GP, LLC, its general partner

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 2 SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION, for itself as Lender, and as Administrative Agent and as Collateral Trustee

By:	/s/ Steven Vitale
Name: Steven Vitale
Title: Director

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 2 SIGNATURE PAGE

LASALLE BANK NATIONAL ASSOCIATION, as Co-Syndication Agent and Lender

By:	/s/ Robert W. Hart
Name: Robert W. Hart
Title: Senior Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 2 SIGNATURE PAGE

CITIBANK, N.A., as Co-Syndication Agent and Lender

By:	/s/ Charles J. Margiotti III
Name: Charles J. Margiotti III
Title: Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 2 SIGNATURE PAGE

CITIZENS BANK OF PENNSYLVANIA, as Co-Documentation Agent and Lender

By:	/s/ Devon Starks
Name: Devon Starks
Title: Senior Vice President

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 2 SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender

By:
Name:
Title:

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 2 SIGNATURE PAGE

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

K-SEA OPERATING PARTNERSHIP AMENDMENT NO. 2 SIGNATURE PAGE

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby (1) consents to the execution and delivery by Borrower of the foregoing Amendment No. 2; (2) agrees that the definition of “Obligations” (and any other term referring to the indebtedness, liabilities and obligations of Borrower to the Administrative Agent or any of the Lenders) in the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents shall include the Indebtedness of Borrower under the foregoing Amendment No. 2; (3) agrees that the definition of “Loan Agreement” in the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents to which it is a party is hereby amended to mean the Loan Agreement as amended by the foregoing Amendment No. 2; (4) reaffirms its continuing liability under the Parent Guaranty or its Subsidiary Guaranty, as the case may be (as modified hereby); (5) reaffirms all of its agreements and obligations under the Loan Documents to which it is a party; (6) reaffirms that all Obligations of Borrower under or in connection with the Loan Agreement as amended by the foregoing Amendment No. 2 are “Obligations” as that term is defined in the Parent Guaranty or its Subsidiary Guaranty, as the case may be; (7) reaffirms that all such Obligations continue to be secured by the Loan Documents to which it is a party, which remain in full force and effect and are hereby ratified and confirmed; and (8) confirms and agrees that it is a Guarantor and that the Parent Guaranty or its Subsidiary Guaranty, as the case may be, and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms.

K-SEA TRANSPORTATION PARTNERS L.P.

By:	K-Sea General Partner L.P., its general partner

	By:	K-Sea General Partner GP LLC, its general partner

		By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-SEA TRANSPORTATION INC.

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-SEA TRANSPORTATION LLC

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

SMITH MARITIME LLC

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-SEA HAWAII INC.

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

K-Sea Amendment No. 2 Acknowledgement and Consent Signature Page